UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 20, 2007
GRANITE CONSTRUCTION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-12911	77-0239383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
585 West Beach Street
Watsonville, California 95076
(Address of principal executive offices) (Zip Code)
(831) 724-1011
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01(e). Adoption of Material Compensatory Plan
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 5.01(e). Adoption of Material Compensatory Plan
          On September 20, 2007 at a regular meeting of the Board of Directors of Granite Construction Incorporated, the Board adopted the Granite Construction Incorporated Executive Retention and Severance Plan (the “Plan”). The plan provides designated officers and key employees (“Participant”) with compensation and benefits in the event of termination of employment following a change in control. The Plan is attached as Exhibit 99.1.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED
Date: October 19, 2007	By:	/s/ William E. Barton
William E. Barton
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Document

99.1	Granite Construction Incorporated Executive Retention and Severance Plan

3